SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2004

Date of Report
(Date of earliest event reported)

Aspect Communications Corporation

(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-18391 (Commission File Number)	94-2974062 (I.R.S. Employer Identification No.)

1320 Ridder Park Drive
San Jose, CA 95131

(Address of Principal Executive Offices, with Zip Code)

(408) 325-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     On May 5, 2004 Aspect Communications Corporation issued a press release announcing the departure of Jim Flatley, its president, worldwide sales and services. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits:

99.1 Press Release of Aspect Communications Corporation dated May 5, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aspect Communications Corporation
Date: May 5, 2004	By:	/s/ Gary E. Barnett
Gary E. Barnett
President and Chief Executive Officer

ASPECT COMMUNICATIONS CORPORATION

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release of Aspect Communications Corporation dated May 5, 2004.